Exhibit 10.32
ALLONGE TO
PROMISSORY NOTE
DATED AUGUST 10, 2004
     This Allonge (the “Allonge”) executed the 6th day of February, 2008 attached to and forming a part of a Promissory Note, dated August 10, 2004 (collectively, the “Note”), made by Ecology Coatings, Inc., a Nevada corporation (the “Payor”), payable to the order of Douglas Stromback (the “Payee”), in the original principal amount set forth on Exhibit A, which represents the total advances that the Payee has made to the Payor under the Note.
     1. The First Paragraph of the Note is hereby amended and restated in its entirety as follows:
FOR VALUE RECEIVED, the undersigned, Ecology Coatings, Inc., a Nevada corporation promises to pay to Douglas Stromback (together with his successors and assigns, referred to as the “Payee”), in the manner and at the place provided in this Note the principal amount set forth on Exhibit A, which is the total of the various advances (the “Advances”) that the Payee has made to the Payor under this Note. The outstanding principal balance of this Note shall be payable on December 31, 2008 (the “Maturity Date”)
     2. In all other respects, the Note is confirmed, ratified and approved and, as amended by this Allonge, shall continue in full force and effect.
     IN WITNESS WHEREOF, the Payor and Payee have caused this Allonge to be executed as of the 6th day of February, 2008

ECOLOGY COATINGS, INC.
By:
F. Thomas Krotine
Its:	President

Accepted and agreed to: DOUGLAS STROMBACK
By:
Douglas Stromback

Exhibit A
Schedule of Advances
(Updated through September 30, 2006)
Date Amount of Advance

Date	Amount
August 10, 2004	$20,000

September 24, 2004	15,000

October 22, 2004	5,000

December 28, 2004	15,000

January 25, 2005	5,000

February 28, 2005	15,000

March 2, 2005	15,015

March 3, 2005	6,015

March 31, 2005	15,000

April 19, 2005	3,970

May 6, 2005	60,000

August 29, 2005	25,000

*Effective as of March 1, 2005 Payee converted $27,500 principal amount into 250 shares of Common Stock of Payor and assigned $11,000 of this principal amount of this Note to Richard D. Stromback.

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